Fees Summary	Oct. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	717.75
Total Offset Amount	0.00
Net Fee	$ 717.75